EXHIBIT 10.3

                             SHAREHOLDERS AGREEMENT




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                 SHAREHOLDER'S AGREEMENT OF BRAVO RESOURCES LTD.

         This Shareholder's Agreement (this "Agreement") is made and entered into as of this __ day of November, 2005, by and between Bravo Resources Ltd., a Nevada corporation (the "Company"), and the persons listed on the signature page to this Agreement (the "Shareholders").

         WHEREAS, it is a condition to that certain Share Exchange Agreement by and among Bravo Resources Ltd., Woize Ltd., a United Kingdom company, St James's Square Nominees Limited, a private limited company registered in England, Anders Halldin and Anders Forsberg, executed on November 1, 2005 (the "Share Exchange"), that the parties hereto enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF IRREVOCABLE PROXY. The parties hereto hereby grant to Anders Halldin, an individual residing in Stockholm, Sweden, an irrevocable proxy to vote all of the shares of Bravo Common Stock held by the parties hereto for the limited purpose of appointing and maintaining Anders Halldin, Anders Danker and Daniel Savino as directors of the Company.

              Such proxy power shall be limited solely to the grant listed in this Section 1. Such proxy is coupled with an interest arising out of the terms of this Agreement and continues so long as this Agreement remains in full force and effect.

         2.   APPOINTMENT  OF  CHAIRMAN  OF THE  BOARD.  During the term of this
              Agreement, Anders Halldin, and Daniel Savino, Anders Danker (solely in his capacity as a director) hereby further agree to take all necessary actions to:

                  a. Maintain the size of the board of directors at three directors;

                  b. Appoint and maintain Daniel Savino as Chairman of the Board of Directors ("Board"); and

                  c. Appoint and maintain Anders Halldin and Anders Danker as directors of the Board and in such positions as determined by the Board.

         3. TERMINATION. This Agreement and the irrevocable proxies described in Section 1 of this Agreement shall remain in effect until the termination of the Escrow Period, as that term is defined in the Share Exchange and the exhibits thereto.

         4. AGREEMENT BINDING UPON TRANSFEREES. In the event that any Stock is at any time disposed of or transferred to any party pursuant to the provisions hereof, the transferee shall take such Stock pursuant to all the terms, provisions, conditions, and covenants of this Agreement, and the transferee shall, as a condition precedent to the valid transfer of such


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              Stock to such  transferee,  be bound, and agree (for and on behalf
              of   himself   or   herself,   his   or  her  legal  and  personal
              representatives, his or her assigns, and his or her transferees, direct or indirect) in writing to be bound, by all provisions of this Agreement.

         5.   GENERAL PROVISIONS.

                  a. NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier or certified or express mail, postage prepaid to the last known address of the recipient or to such other address or addresses as a party may have advised the other. Any such notice shall be deemed to have been given (a) when received, if delivered in person, sent by facsimile transmission and confirmed in writing within three (3) business days thereafter or sent by prepaid air courier or (b) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested.

                  b. MEDIATION. The parties hereto encourage the prompt and equitable settlement of all controversies or claims (a "Dispute") between or among the parties and their affiliates including but not limited to those arising out of or relating to this Agreement or the transactions contemplated hereby. At any time, either party can give the other written notice that it desires to settle a Dispute. Within 10 days of delivery of such notice, the parties agree to cause their officers having authority to resolve such differences to meet for two out of four continuous days (the "Negotiation Period"), the parties agree to submit their Dispute to a mediator to work with them to resolve their differences. Such mediator shall be selected by mutual agreement of the parties. The parties shall participate in the mediation proceeding in good faith with the intention to settle. The mediation shall be conducted pursuant to the rules generally used by the mediator in the mediator's practice, which rules may be modified or amended with the written consent of the parties. No later than three business days prior to the mediation, each party shall deliver to the mediator all information reasonably required for the mediator to understand the Dispute and the issues presented. The mediation shall be determined upon the first to occur of the following: (i) by the execution of a settlement agreement resolving the Dispute by the parties; (ii) by a written declaration of the mediator to the effect that further efforts at mediation are no longer worthwhile; or
                       (iii) after the completion of two full days of mediation effect that mediation proceedings are terminated. No party shall sue any other party hereto in connection with any Dispute, except for enforcement of the negotiation and mediation process set forth herein, and the arbitration provisions set forth in Section 5(c) hereof shall not be applicable, in each case, prior to termination of the Negotiation Period and of the mediation as provided above.

                  c. ARBITRATION. Any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement or the agreements or transactions contemplated by this Agreement shall be finally settled by binding arbitration. The arbitration



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                       shall   be   conducted  and  the   arbitrator  chosen  in
                       accordance with the commercial arbitration rules of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of BRAVO and WOIZE. In connection with any such arbitration, each party shall be afforded the opportunity to conduct discovery in accordance with the Federal Rules of Civil Procedure.

                           i. The seat of the arbitration shall be in Las Vegas, Nevada. Each of parties hereto hereby irrevocably submits to the jurisdiction of the arbitrator in Las Vegas, Nevada, and waives any defense in an arbitration based upon any claim that such party is not subject personally to the jurisdiction of such arbitrator, that such arbitration is brought in an inconvenient format, or that such venue is improper.

                           ii. The arbitral award shall be in writing and shall be final and binding on each of the parties to this Agreement. The award may include an award of costs, including reasonable attorneys' fees and disbursements. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets. The parties hereto acknowledge and agree that by agreeing to these arbitration provisions each of the parties hereto is waiving any right that such party may have to a jury trial with respect to the resolution of any dispute under this Agreement or the agreements or transactions contemplated hereby.

                  d. PRIOR AGREEMENTS. This Agreement contains the entire agreement between the parties and supersedes all prior agreements entered into by the parties relative to the subject matter of this Agreement.

                  e. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. Jurisdiction over and venue of any suit arising out of or related to this Agreement shall be exclusively in any state or federal court of the State of Nevada.

                  f. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                  g. NEW SHAREHOLDERS. Nothing in this Agreement shall restrict the Company from selling shares of its Stock to third persons on such terms and conditions as the Company's board of directors deems appropriate.

                  h. SEVERABILITY. If for any reason any portion of this Agreement shall be held to be invalid or unenforceable, the holding of invalidity or unenforceability of that portion shall not affect any other portion of this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

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                  i.    COUNSEL.  The parties hereto  acknowledge that he or she
                        or it is aware of his or her right to have independent counsel review this Agreement concerning his, her or its rights and obligations under this Agreement prior to their execution of the Agreement. The parties represent:
                        (i) that he, she or it has consulted independent counsel, or by executing this Agreement, waives their right to consult with an attorney concerning this Agreement; and (ii) that the parties understand the terms of this Agreement and will be bound by the terms hereunder.

                  j. DEFINED TERMS. Unless stated otherwise, capitalized terms herein shall have the same meaning set forth in the Share Exchange and the exhibits thereto.



                           [Signature Page to Follow]
























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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.


BRAVO RESOURCES LTD.                      ST JAMES'S SQUARE NOMINEES LIMITED



By:                                       By:
   -----------------------------------      ------------------------------------
Name:   DANIEL SAVINO                     Name:
     ---------------------------------         ---------------------------------
Title:  PRESIDENT                         Title:
      --------------------------------          --------------------------------

                                          Number of Shares
                                          Owned:
                                                ----------------------



--------------------------------------    --------------------------------------
ANDERS HALLDIN                            ANDERS FORSBERG

Number of Shares                          Number of Shares
Beneficially Owned:                       Beneficially Owned:
                   ------------------                        -------------------



-------------------------------------     --------------------------------------
                                          ANDERS DANKER
                                          (solely in his capacity as a director)
-------------------------------------
SHAREHOLDER NAME

Number of Shares
Beneficially Owned:
                   ------------------
















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